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                                                                    Exhibit 23.4

                       CONSENT OF INDEPENDENT APPRAISER


   We consent to the reference to us in this amendment to Registration Statement on Form S-4 and in Palm, Inc.'s Annual Report on Form 10-K for the fiscal year ended June 1, 2001, which is incorporated by reference into this amendment to Registration Statement on Form S-4.


/s/ CHRIS CARNEGHI
-------------------------
Chris Carneghi, MAI
Certified General Real Estate Appraiser
State of California No. AG001685
CARNEGHI DAUTOVICH & PARTNERS, INC.
San Jose, California

October 5, 2001